Plains Exploration & Production Company PXP PXP Piceance Basin Acquisition – Conference Call Exhibit 99.2

PXP
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, completion of the proposed acquisition, uncertainties inherent in the exploration for and development and production of oil & gas and in
estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition,
regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange Commission.
Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores - Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Scott Winters – Vice President Investor Relations
Joanna Pankey - Investor Relations Analyst
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com

PXP
Today’s Announcement
Acquire Colorado Piceance Basin oil and gas
producing properties, associated midstream assets
and a 25% interest in the Collbran Valley Gathering
System
Adds 2.2 TCFE 3P reserves
Adds 55,000 net acres, 200+ producing wells, 3,000+
future drilling locations and 40 miles of pipeline and
gathering systems to PXP
Pay $900 million in cash and issue 1 million PXP
shares at transaction closing
Contributes immediately to PXP’s per share growth
strategy

PXP
Piceance Basin Overview
One of the largest gas
accumulations in North
America
Estimated 200-300 TCF of gas
in place
80-120 BCF of gas in place
per section
Over 1.0 BCFD of current
production
Major players:  EnCana,
Williams, ExxonMobil, XTO,
Marathon, ConocoPhillips, Oxy
Approximately 75 rigs currently
active

5 PXP SW-NE Piceance Basin Cross Section

6 PXP Williams Fork Gas Column Isopach A A’ 1,400’ – 1,600’ thick Williams Fork gas column 1,400’ – 1,600’ thick Williams Fork gas column PXP acreage

PXP
PXP – Piceance Basin
Operational Metrics
55,000 net acres
2.2 TCFE 3P reserves
386 BCFE proven
36 MCFEPD production
3,000+ future well locations
Nearly 1.0 BCFE EUR per well
$1.7 million average well cost
Initially drill 100± wells per year
5 drilling rigs operating
8,000’ MD average well depth
40 miles of transportation & gathering
systems in place
Green River
Basin
Wyoming
Colorado
Piceance Basin

PXP
Transaction Metrics
$2.32
$4.65
Rocky Mountain / Piceance Relative Valuation
Enterprise Value / Proved MCFE Only
(1) Comparable companies as of 4/16/07: Bill Barrett, Delta Petroleum, Ultra Petroleum.
Mean
EV / MCFE
(1)
PXP
Transaction
(2)
386 BCFE
Proved Reserves
(2) Excludes real estate and midstream asset values.

PXP
Corporate Strategy
Accelerate PXP’s Per Share Growth
- Piceance Basin
- Gulf of Mexico
- Green River Basin
- California
Reserve growth
- Gulf of Mexico Accelerate production growth
- Piceance Basin
- California
Increase production growth
from 3% to 10% CAGR
from our combined base
development assets

PXP
Pro Forma Operations Overview
Reserves
894 MMBOE 3P reserves
81% proved crude oil reserves
19 year proved R/P
Operations
Development
–
Piceance Basin, CO
–
San Joaquin Valley, CA
–
Arroyo Grande, CA
–
Los Angeles Basin, CA
–
Offshore, CA
–
Gulf of Mexico
504
MMBOE
3P
359
MMBOE
3P

MMBOE
3P
Exploration
500± MMBOE
net total potential

Plains Exploration & Production Company PXP PXP Piceance Basin Acquisition – Conference Call